UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)         April 28, 2005
                                                --------------------------------

                             Transbotics Corporation
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             (Exact name of registrant as specified in its charter)


         Delaware                     0-18253                     56-1460497
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(State or other jurisdiction        (Commission                (I.R.S. Employer
      of incorporation)             File Number)              Identification No)



3400 Latrobe Drive                  Charlotte NC                     28211
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code     (704) 362-1115
                                                  ------------------------------
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws

     Effective April 28, 2005, the Board of Directors of Transbotics Corporation (the "Corporation") adopted Revised and Restated Bylaws of the Corporation to supersede the Bylaws then in effect (the "Superseded Bylaws"). The changes were made in order to conform the Bylaws to recent changes in the General Corporation Law of the State of Delaware, changes in corporate governance required by the Sarbanes-Oxley Act of 2002 and to improve the governance of the Corporation.

     The most significant changes involve the Annual Meeting of Stockholders. The Revised and Restated Bylaws now include sections specifically addressing the conduct of business at the Annual Meeting, requirements for the consideration of proposals advanced by stockholders, and certain advance notice requirements for the nomination of directors by stockholders. The Revised and Restated Bylaws also now provide for the possibility of participation by stockholders at an Annual Meeting by remote electronic communication.

     The Revised and Restated Bylaws also specifically mandate the existence of an Audit Committee and a minimum number of independent directors. The Revised and Restated Bylaws clarify and elaborate upon the duties of the officers of the Corporation. Finally, the Revised and Restated Bylaws make a number of stylistic changes and certain minor changes in content needed to be consistent with parallel provisions in the General Corporation Law of Delaware.

     The changes to the Bylaws are described below. This description attempts to cover all but the most minor stylistic changes. In most instances, the new language of the Revised and Restated Bylaws has been quoted. References to Article and Section numbers in the text below are to the Article and Section numbers of the Revised and Restated Bylaws unless otherwise stated.

     Article I: The word "Corporation" has been made a proper noun and thus has been given an initial capital letter in this sentence and throughout the Revised and Restated Bylaws.

     Article II. The phrase "Annual Meeting" has been made a proper noun and thus has been given initial capital letters in this Article and throughout the Revised and Restated Bylaws whenever it refers to the Annual Meeting of Stockholders of the Corporation. The word "stockholders" has been substituted for the word "shareholders" throughout. Prior usage was inconsistent.

     Section 3.2. Annual Meeting.

     This section has been revised to clarify that the Board of Directors has the power and authority to set the day as well as the time and place of Annual Meetings of Stockholders of the Corporation.

     "Section 3.4. Participation by Remote Communication. If authorized by the Board of Directors and subject to such guidelines and procedures as the Board of Directors may adopt, stockholders and proxy holders not physically present at a meeting of stockholders may, by means of remote communication, participate in a meeting of stockholders and be deemed present in person and vote at a meeting of stockholders, provided that (i) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxy holder, (ii) the Corporation shall implement reasonable measures to provide such stockholders and proxy holders a reasonable opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (iii) if any stockholder or proxy holder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation. If the Board of Directors elects to authorize participation at a meeting of stockholders by remote communication, the Board of Directors may also elect in its sole discretion that the meeting shall not be held at any place, but will instead be held solely by means of remote communication as authorized pursuant to this section."

     This new language conforms the Bylaws to the provisions of Section 211 of the Delaware General Corporation Law.

     "Section 3.5. Proposals for Business at Annual Meetings. At any Annual Meeting of stockholders, only such business shall be conducted as shall have been (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a stockholder who was a stockholder of record at the time of giving the notice provided for in this section and who is entitled to vote at such meeting. In addition to any other applicable requirements, for business to be properly brought before an Annual Meeting by a stockholder, (i) the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation, and (ii) such business must be a proper matter for stockholder action under the Delaware General Corporation Law. To be timely, a stockholder's notice must have been delivered or mailed and received at the principal executive offices of the Corporation not more than 120 days prior to the meeting and not less than 45 days before the date on which the Corporation first mailed or otherwise gave notice for the prior year's Annual Meeting of stockholders, provided that, if during the prior year the Corporation did not hold an Annual Meeting, or if the date of the Annual Meeting for the current year has changed more that 30 days from the date of the Annual Meeting in the prior year, then notice must have been received by the Corporation not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or public disclosure of the date of the meeting was given or made, whichever first occurs.

     A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the Annual Meeting (i) a brief description of the business desired to be brought before the Annual Meeting and the reasons for conducting such business at the Annual Meeting, (ii) the name and record address of the stockholder proposing such business, (iii) the class or series and number of shares of the Corporation that are owned beneficially or of record by the stockholder, (iv) a description of all arrangements and understandings between the stockholder and any other person or persons (including their names) in connection with the proposal of such business by the stockholder and any material interest of the stockholder in such business, and
(v) a representation that the stockholder intends to appear in person or by proxy at the Annual Meeting to bring such business before the meeting. Any nominations by stockholders of persons for election to the Board of Directors must satisfy the requirements of Section 4.6 of these Bylaws.

     Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at an Annual Meeting except in accordance with the procedures set forth in this Section 3.5. The officer of the Corporation presiding at an Annual Meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 3.5., and if he or she should so determine, shall so declare at the meeting"

     This entire section is new. It establishes a procedure for stockholders to propose business to be considered by the Annual Meeting of Stockholders or otherwise as permitted by applicable law. The Superseded Bylaws were silent on this subject. The Board believes that the new procedures established by the Revised and Restated Bylaws are consistent with Rule 14a-8 of the Securities and Exchange Commission.

     "Section 3.10. Record of Stockholders Having Voting Rights. The officer or agent having charge of the stock transfer books for shares of the Corporation shall prepare or make, at least ten (10) days before each meeting of stockholders, a complete list of the stockholders entitled to vote at such a meeting, arranged in alphabetical order, and showing the address of each stockholder and the number and class and series, if any, of shares held by each stockholder. The list, for a period of ten (10) days prior to such meeting, shall be open to the examination of any stockholder, for any purpose germane to the meeting, (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours at the principal place of business of the Corporation. In the event that the Corporation chooses to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then the list shall also be produced and kept open at the time and place of the meeting and shall be subject to inspection by any stockholder at any time during the meeting. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. Upon the willful neglect or refusal of the directors to produce such a list for the meeting for the election of directors, they shall be ineligible for election to any office at such meeting."

     This section contains new language providing that the Corporation may make a list of stockholders having voting rights available for inspection by stockholders by positing it on a secure, readily accessible electronic network. This new language is consistent with Section 219 of the Delaware General Corporation Law.

     "Section 3.14. Conduct of Business. The officer of the Corporation presiding at any meeting of stockholders shall determine the order of business at the meeting and the procedures for the conduct of the meeting, including such regulation of the manner of voting and the conduct of discussions deemed appropriate by him or her. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting."

     This section is new. However, the Corporation believes that it only makes explicit the formerly inherent power of the presiding officer at any meeting of the stockholders to determine the order of business at the meeting and the procedures for the conduct of the meeting.

     "Section 4.3. Independent Directors. A majority of the members of the Board of Directors shall be Independent Directors, as hereinafter defined, or such higher percentage as may be required by any stock exchange or trading market on which the Corporation shall have listed any of its securities for trading. For purposes of these Bylaws, "Independent Director" shall mean a director of the Corporation who (i) is not an officer or employee of the Corporation, (ii) satisfies all requirements for qualification as an independent director of all stock exchanges and trading markets on which the Corporation shall have listed any of its securities for trading, and (iii) satisfies such other qualification requirements as may be adopted by the Board of Directors from time to time. The Independent Directors shall have such powers and duties as specified by the Board of Directors from time to time and such additional duties as may be specified by the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the rules and regulations thereunder, of the rules of any stock exchange or trading market on which the Corporation shall have listed its securities for trading."

     This paragraph is new. It incorporates into the Revised and Restated Bylaws the requirements of the Sarbanes-Oxley Act and any applicable trading market for a minimum number of independent directors.

     Section 4.4. ". . . Members of special or standing committees may be allowed additional compensation for performing the business of the committee."

     The quoted language is new and clarifies the authority of the Board of Directors to grant extra compensation to members of special or standing committees. This language was adopted in order to grant extra compensation to members of committees, such as the Audit Committee, that face increased responsibilities and time commitments from its members. Because much of this work may take place outside of regular committee meetings, compensation is tied to performing the work of the committee rather than attending its meetings.

     "Section 4.6. Nomination. Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors. Nominations of persons for election to the Board of Directors at an Annual Meeting or at a Special Meeting called for the election of directors may be made at the meeting (i) by or at the direction of the Board of Directors or a nominating committee of the Board of Directors, or (ii) by any stockholder of the Corporation entitled to vote for the election of directors at the meeting who has given timely notice of such nomination in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must have been delivered to or mailed and received at the principal executive offices of the Corporation not more than 120 days prior to the meeting and not less than 45 days before the date on which the Corporation first mailed or otherwise gave notice for the prior year's Annual Meeting of stockholders, provided that, if during the prior year the Corporation did not hold an Annual Meeting, or if the date of the Annual Meeting for the current year has changed more that 30 days from the date of the Annual Meeting in the prior year, or if directors are to be elected at a Special Meeting, then notice must have been received by the Corporation not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or public disclosure of the date of the meeting was given or made, whichever first occurs.

     A stockholder's notice to the Secretary under this section shall set forth
(a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, (1) the name, age, business address and, if known, residence address of the nominee, (2) the principal occupation or employment of the nominee for at least the last five years and a description of the qualifications of the nominee, (3) the class and series and number of shares of the Corporation that are owned beneficially or of record (if any) by the nominee, and (4) any other information relating to the nominee that is required to be disclosed in solicitations for proxies for election of directors under Regulation 14A of the Exchange Act, together with a written statement from the nominee that he or she is willing to be nominated and desires to serve, if elected; and (b) as to the stockholder giving the notice, (1) his or her name and record address, together with the name and address of any other stockholder known to be supporting the nominee, and (2) the class or series and number of shares of the Corporation that are owned beneficially or of record by the stockholder making the nomination and by any other supporting stockholders. The Corporation may require any proposed nominee to furnish such other information as may be reasonably required by the Corporation to determine the eligibility of such proposed nominee to serve as director of the Corporation.

     No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth herein. The officer of the Corporation presiding at the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he or she should so determine, shall so declare to the meeting and the defective nomination shall be disregarded."

     This section is new. There was no comparable provision in the Superseded Bylaws dealing with nominations of directors, even by the Board itself. The Board of Directors believes that an explicit procedure should be adopted both for nominations by the Board and to allow for bringing to the Board proposals for nomination by the other stockholders.

     "Section 4.9. Resignation. Any director may resign at any time upon written notice to the Corporation. Such resignation will take effect upon receipt thereof by the Corporation unless the resigning director states a later effective date in the resignation."

     This section is new. It provides express authority for the resignation of a director.

     "Section 4.12. Audit Committee. The Board of Directors, by resolution adopted by a majority of the full Board of Directors, shall designate annually from among its independent members an Audit Committee which, to the extent provided in such resolution, shall have such responsibilities and shall exercise such authority as required by applicable laws, including the Sarbanes-Oxley Act of 2002, and as set forth in its Charter. The Board of Directors shall establish a Charter for the Audit Committee and may modify such Charter from time to time. The members of the Audit Committee shall meet the requirements for independence as set forth in its Charter or as otherwise required by applicable law."

     This provision is new. The Corporation has long had an Audit Committee and recently adopted a charter for the Audit Committee. However, in light of the requirements of Sarbanes-Oxley, the Board believes it appropriate to refer to the Audit Committee and its Charter in the Bylaws and not merely in corporate resolutions. The paragraph also specifically requires the adoption of a charter for the Audit Committee that sets forth its responsibilities and authority.

     "Section 4.13. Other Committees. The Board of Directors may, by resolution adopted by a majority of the full Board of Directors, designate from among its members an Executive Committee or other committees. The Board of Directors shall designate such committees as may be required from time to time by any stock exchange or trading market on which the Corporation shall have listed any of its securities for trading. Each committee must have one or more members, or such minimum number as may be required under the then current rules of any stock exchange or trading market on which the Corporation shall have listed any of its securities for trading, with each member having such qualifications as may be required by any such stock exchange or trading market and such additional qualifications as may be required by the Board of Directors from time to time by organizational charter for the committee or otherwise. Committee members shall serve at the pleasure of the Board of Directors. The Board of Directors, by resolution adopted in accordance with this section, may designate one or more directors as alternate members of any committee, who may act in the place and stead of any absent member or members at any meeting of such committee, provided that any such alternate member satisfies the qualification requirements for service on the committee. The sections of these Bylaws that govern the Board of Directors with respect to notice of meetings, waiver of notice, quorum, voting, and action without a meeting shall apply as well to committees of the Board of Directors and their members. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

     A committee of the Board of Directors, to the extent provided by resolution of the Board of Directors in adopting an organizational charter for the committee or otherwise by resolution of the Board of Directors, may have and exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation; but no such committee shall have the power or authority in reference to the following matters: (i) approving or adopting, or recommending to the stockholders, any action or matter expressly required by law, the Certificate of Incorporation, or these Bylaws to be submitted to stockholders for approval, or (ii) altering, amending or repealing, in whole or in part, these Bylaws.

     Unless otherwise provided in the Certificate of Incorporation, these Bylaws, or the resolution of the Board of Directors designating the committee, a committee may create one or more subcommittees, each subcommittee to consist of one or more members of the committee, and delegate to a subcommittee any or all of the powers and authority of the committee."

     This section replaces Section 4.9 of the Superseded Bylaws. It elaborates on but does not enlarge the existing authority of the Board to establish other committees besides the Audit Committee. Although it does not mandate a charter for each such committee, the Board believes the section encourages the use of a charter and makes it likely that any future Board will create a charter for any committee that it establishes.

     "Section 4.15. ". . . The independent members of the Board of Directors shall meet in executive session, that is, without the presence of non-independent directors or the Secretary, from time to time and in any event at least once a year, but no action of the Board may be taken at any such meeting."

     This sentence was added to the end of the existing language and is new.

     Section 4.17. Director Conflicts of Interest.

     A. Language has been added to this section on director conflicts of interest to make clear that, when the facts of a conflict are disclosed to a "committee" of the Board, that the committee be one that has proper authority over the matter and that the facts of the conflict be disclosed prior to the action of the Board or committee approving or ratifying the transaction.

     "Section 4.18. Attendance. It shall be the policy of the Corporation that all Directors shall attend all meetings of the Board of Directors and the committees to which they are appointed, except for good cause."

     This provision is new. It is intended to elaborate upon a director's duty of due care. Since a director's compensation is not tied to attendance per se at a directors' meeting, the Board believes it important to remind (without requiring) future members of the Board that attendance is expected. Although there are no express penalties for violation of this policy, persistent and unexplained absences from meetings could be a basis, for example, for the Nominating Committee not to nominate a director for reelection.

     Article V. The Board has adopted numerous changes throughout this Article, which will be reviewed in more detail below, that are intended to conform the Bylaws to actual practice and to clarify the authority of the President.

     "Section 5.1. Officers. The officers of this Corporation shall consist of a President, a Chief Financial Officer and a Secretary, each of whom shall be elected by the Board of Directors. The Board of Directors from time to time may also elect or appoint a Chairman of the Board, one or more Vice Chairmen, none, one or more Vice Presidents, a General Counsel and such other officers and assistant officers and agents as may be deemed necessary. The President may from time to time confer such titles and delegate such duties to the Vice Presidents and General Counsel and other officers to the extent such duties are not otherwise set out herein or by action of the Board of Directors as he deems appropriate. The same person may hold any two (2) or more offices, except the offices of President and Secretary."

     This section has language adding the office of "General Counsel" to the officers of the Corporation. The Section also expressly grants to the President the previously implicit authority to assign duties to his subordinate officers consistent with the duties prescribed for them by these Revised and Restated Bylaws or by specific action of the Board of Directors.

     Section 5.2
     "A. Chairman. The Chairman of the Board of Directors, if one is elected, shall preside at all meetings of the Board of Directors and stockholders and shall consult with the President in his preparation of the agenda for all meetings of the Board of Directors. He shall have such other duties and authority as may be conferred by the Board of Directors."

     In actual practice, the President has prepared the agenda for all meetings of the Board of Directors. The Chairman of the Board consults with the President but does not independently prepare an agenda. This Section clarifies this division of responsibilities.

     "C. President. The President shall be the chief executive officer of the Corporation and shall exercise general and active supervision, management and control of the business, affairs and employees of the Corporation, subject to general direction and supervision of the Board of Directors. The President shall consult with the Chairman in the preparation of, prepare the agenda for and if a Chairman or Vice Chairman is not elected or is not present, shall preside at all meetings of the Board of Directors and stockholders."

     The new language clarifies the authority of the President as chief executive officer. The Board believes this description of his duties and responsibilities is consistent with the actual practice of the Corporation.

     "E. Chief Financial Officer. The Chief Financial Officer (who may also be called Treasurer) shall have custody of all corporate funds and financial records, shall keep full and accurate accounts of receipts, disbursements, assets and liabilities of the Corporation and render accounts thereof at the Annual Meetings of stockholders and whenever else required by the Board of Directors or the President. In consultation with the President and the Audit Committee, he shall establish and maintain a system of internal controls over the preparation of financial reports and shall prepare and file all financial reports required by applicable law. The Chief Financial Officer shall deposit all moneys and other valuables in the name and to the credit of the Corporation with such depositories as may be designated by the Board of Directors or the President. He shall disburse the funds of the Corporation as may be ordered by the Board of Directors or the President and shall perform such other duties as may be prescribed by the Board of Directors or the President."

     The new language clarifies the authority of the Chief Financial Officer, which previous language only vaguely described. The provision also adopts the term, "Chief Financial Officer" because the Corporation has not used the title "Treasurer" for this office for a number of years.

                                   "ARTICLE X

                                    Amendment
                                    ---------

     "These Bylaws may be altered, amended or repealed by the Board of Directors or by the stockholders, and new Bylaws may be adopted by the Board of Directors or by the stockholders, provided, however, that notice of such alteration, amendment or repeal be contained in the notice of such meeting of stockholders or the Board of Directors as the case may be. Any amendment by the Board of Directors must be approved by a majority of the entire Board of Directors then in office."

     The language beginning on the third line, after the word, "stockholders" is new and is intended to clarify the procedure for any amendment of the Bylaws.

                                   ARTICLE XII

          Indemnification of Officers, Directors, Employees and Agents
          ------------------------------------------------------------

     This Article has been modified to make it consistent with the language of the Delaware General Corporation Law. Indemnification is now permitted "to the full extent permitted by the Delaware General Corporation Law" and is extended to any person serving at the request of the Corporation as a director, officer, employee, trustee, partner, agent or fiduciary of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise. A few other clarifications in wording have also been made.

     Section 13.3. A new sentence has been added prohibiting the Corporation from granting loans to any director, executive officer, or any other person prohibited by applicable law.


Item 9.01 Financial Statements and Exhibits

     (c)  Exhibits

     Exhibit 3(ii): Bylaws of Transbotics Corporation (as amended April 28,
                    2005)

                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TRANSBOTICS CORPORATION


Date: May 4, 2005                           By: /s/ Claude Imbleau
                                                --------------------------------
                                                Claude Imbleau
                                                President and CEO
                                                (principal executive officer and
                                                principal accounting officer)